                                             UAM Funds
                                             Funds for the Informed Investor(SM)

The McKee Portfolios
Annual Report                                                   October 31, 2000

                                                                   [LOGO OF UAM]
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UAM FUNDS                                                       McKEE PORTFOLIOS
                                                                OCTOBER 31, 2000
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                               TABLE OF CONTENTS
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Shareholders' Letter ....................................................     1

Portfolios of Investments

     U.S. Government ....................................................    16

     Domestic Equity ....................................................    21

     International Equity ...............................................    27

     Small Cap Equity ...................................................    33

Statements of Assets and Liabilities ....................................    40

Statements of Operations ................................................    41

Statements of Changes in Net Assets

     U.S. Government ....................................................    42

     Domestic Equity ....................................................    43

     International Equity ...............................................    44

     Small Cap Equity ...................................................    45

Financial Highlights

     U.S. Government ....................................................    46

     Domestic Equity ....................................................    47

     International Equity ...............................................    48

     Small Cap Equity ...................................................    49

Notes to Financial Statements ...........................................    50

Report of Independent Accountants .......................................    57
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UAM FUNDS                                                       McKEE PORTFOLIOS

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October 31, 2000

Dear Shareholders:

McKee U.S. Government Portfolio

The Portfolio returned 5.75 percent for the 12 months ended October 31, 2000. The results benefited from the rally in long-term bonds early in the year and the later rally in shorter maturities. Positions in corporate and mortgage-backed securities, however, hurt performance compared to the benchmark Lehman U.S. Government Bond Index.

Economic and Market Perspective

The early months of the year presented fixed income investors with a conflicting picture. Strong economic growth, tight labor markets, rising energy prices, and concerns about inflation should have resulted in rising interest rates. Instead, the announced Treasury buyback, heavy cash inflows into Treasuries by foreigners, and reported low inflation due to productivity gains caused interest rates to decline, especially in the long end of the yield curve, inverting it. At the most extreme point of the inversion, the yield on the 30-year Treasury bond was three quarters of a point below the yield on the two-year.

The inversion began to reverse in May as signs of slowing economic growth appeared. The reduced likelihood of Federal Reserve monetary tightening in the second half of 2000 and diminishing investor reaction to the Treasury's buyback program contributed to a substantial decrease in short- and medium-term yields in the following months. By October 31 the yield curve remained only slightly inverted.

Performance

The Treasury rally that began early in 2000 contributed importantly to the Portfolio's 5.75 percent return for the 12 months ended October 31, 2000. But that performance trailed the benchmark Lehman U.S. Government Bond Index, which returned 8.02 percent for the period. The difference was primarily a result of the Portfolio's substantial positions in non-Treasury (spread) sectors. The Portfolio's over-weighted position in the spread sectors throughout the period penalized relative performance during the Treasury rally. The corporate sector in particular hurt relative performance in the face of investor concern about the consequences of increased corporate debt, higher interest rates, slowing economic growth and the possibility of reduced corporate earnings.

The changes in the yield curve during the period also hurt relative results. The Portfolio's concentration in 5 and 10-year maturities and its under-weighting in 30-year maturities compared to the benchmark penalized relative return slightly as a result of the inversion.

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UAM FUNDS                                                       McKEE PORTFOLIOS

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Portfolio duration had a positive effect on relative return. We shortened duration temporarily twice during the period to capture short-term opportunities, afterwards returning to a neutral position compared to the benchmark.

Portfolio Structure

At October 31, 2000 Treasuries composed 41.2 percent of the Portfolio, agencies
25.2 percent, corporates 14.4 percent, mortgages 13.4 percent, asset-backed securities 2.3 percent and cash 2.8 percent.

Portfolio duration remains essentially neutral compared to the benchmark index. We remain over-weighted in the spread sectors, confident that their potential for performance exceeds Treasuries. As spreads between Treasuries and the sectors diminished during the second half of the period, however, we reduced spread-sector exposure to approximately 27 percentage points above the benchmark. At year end corporates were over-weighted by approximately 15 percentage points compared to the benchmark, mortgages by 13 percentage points and asset-backed securities by 2 percentage points. Agencies were under-weighted by 3 percentage points. Our strategy in security selection continues to focus on diversification, quality and liquidity.

                          Largest Holdings By Security
                               At October 31, 2000

                                Percent of                  % of      Yield to
Issuer                            Coupon     Maturity    Portfolio    Maturity
------                          ----------   --------    ---------    --------
U.S. Treasury STRIPS ........     0.000%     05/15/17      9.20%        6.16%
FNMA ........................     7.500%     12/01/23      8.22%        7.30%
U.S. Treasury Note ..........     5.750%     04/30/03      8.17%        6.20%
U.S. Treasury Note ..........     5.875%     11/30/01      6.67%        6.14%
FNMA ........................     5.750%     02/15/08      6.58%        6.74%
FNMA ........................     5.625%     03/15/01      5.72%        6.57%
FNMA ........................     6.625%     09/15/09      5.37%        6.82%
U.S. Treasury Bond ..........     9.375%     02/15/06      5.13%        5.86%
U.S. Treasury Bond ..........     8.500%     02/15/20      3.88%        5.97%
U.S. Treasury Bond ..........    10.625%     08/15/15      3.34%        5.89%
U.S. Treasury Note ..........     4.875%     03/31/01      3.28%        6.38%

Outlook

If the stock market does not rally strongly from its recent slump, consumer spending will be affected and economic growth, already slowing, will continue to slow. In this environment we do not anticipate Federal Reserve action on interest rates until early spring, when the Fed is more likely to ease than tighten monetary policy. But the Fed could remove its tightening bias this year, sparking a rally in 2-year maturities.

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UAM FUNDS                                                       McKEE PORTFOLIOS

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In addition, the narrow majority in the new Congress and the lack of a clear presidential mandate argue against passage of major spending or tax-cut programs next year. Instead, we anticipate continued reduction of federal debt and an expansion of the Treasury buyback program, further positives for the bond market.

Although these conditions point to lower rates next year, we remain aware that the market has historically been a poor performer in the first quarter as a result of wage increases, new business spending and winter energy costs.

McKee Domestic Equity Portfolio

The Portfolio had a disappointing return of -1.24 percent for the 12 months ended October 31, 2000 partly reflecting the weak performance of the communications services sector and of a number of industry leaders in consumer staples.

Economic and Market Perspective

The past twelve months will be remembered for bringing back the notion of value and reminding investors that no company can grow forever at a 35-percent annual rate. The NASDAQ Composite Index reached a high in March 2000 with an index value above 5000 and a trailing price-to-earnings ratio over 400. This astronomical price-to-earnings number was bound to correct itself, and the index value has declined for the past six months. Management at the time did not realize how fast and to what extent the market had to drop to reach a fair value. Now an underlying fundamental shift has occurred, and traditional valuation measures are being used. Small-cap and mid-cap stocks have outperformed large-cap stocks over the past several months, and this should continue for the next few months.

Performance

The Portfolio's return of -1.24 percent for the 12 months ended October 31, 2000 was substantially lower than the 6.09 percent return from the benchmark S&P 500 Composite Index. The difference is largely attributable to under-performance of holdings in the consumer staples, healthcare, communications services and consumer cyclicals sectors.

In absolute terms, communications services and consumer staples, together representing about 14.5 percent of the Portfolio during the period, hurt return the most. The market's punishment of the former had a particularly adverse effect on a number of telecom industry leaders in the Portfolio, notably WorldCom, Sprint and AT&T. Poor performance by Proctor & Gamble, General Mills and H.J. Heinz penalized returns from the consumer staples sector.

On the other hand, the Portfolio's technology holdings, nearly a third of total assets during the period, performed strongly, despite the widespread carnage in the sector

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UAM FUNDS                                                       McKEE PORTFOLIOS

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since March 2000. Return on technology holdings was nearly double that of the benchmark index. Oracle and EMC-Mass were the best performers, but Sun Microsystems and Cisco Systems also contributed robustly to return. Microsoft, however, was the single largest detractor from total Portfolio return, which was also hurt by Lucent Technologies' slide.

Financial sector holdings also contributed vigorously to absolute returns, with Citigroup, AIG and Merrill Lynch performing best.

Portfolio Structure

Late in October we began reshaping the Portfolio for the changed market. We liquidated positions and took gains in companies that had performed exceptionally well, but become overvalued, such as Cisco Systems and EMC-Mass. As part of this strategy we reduced holdings in large-cap technology stocks. At the same time we added a sizeable position in Texaco and increased positions in WorldCom, Schering Plough, Honeywell and Associates First Capital.

We have reduced our exposure to technology stocks and cyclicals. At October 31, 2000 technology stocks represented 13.3 percent of the Portfolio, still the largest sector, but down from 35.8 percent at July 31. In addition, technology, which had been over-weighted compared to the benchmark index, was under-weighted at October 31, 2000. At this date the Portfolio was over-weighted in the healthcare, commercial services, financial and energy sectors, compared to the benchmark index. It was most significantly under-weighted in technology, consumer cyclicals and capital goods.

At October 31, 2000 the Portfolio held 108 stocks.

                          Largest Holdings By Industry
                    Percent of Net Assets at October 31, 2000

Computers & Services .................................................    13.3%
Pharmaceuticals ......................................................    11.1%
Telephones & Telecommunications ......................................    10.1%
Financial Services ...................................................     8.9%
Petroleum Refining ...................................................     5.4%
Semiconductors/Instruments ...........................................     4.3%
Insurance ............................................................     3.7%
Banks ................................................................     3.2%
Retail ...............................................................     3.1%
Food, Beverage & Tobacco .............................................     3.0%


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UAM FUNDS                                                       McKEE PORTFOLIOS

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                           Largest Holdings By Company
                    Percent of Net Assets at October 31, 2000

Intel ................................................................     3.2%
Microsoft ............................................................     2.9%
General Electric .....................................................     2.8%
Exxon Mobile .........................................................     2.7%
Associates First Capital, Cl A .......................................     2.7%
Pfizer ...............................................................     2.5%
Oracle ...............................................................     2.5%
American International Group .........................................     2.4%
Merck ................................................................     2.3%
AT&T .................................................................     2.0%


Outlook

Although the pace of growth has eased, the economy remains healthy, with moderate inflation, rising productivity, rising corporate earnings and little prospect of imminent monetary tightening by the Federal Reserve on the one hand or of recession on the other. The global economy continues to grow, as well. In this environment we expect demand for domestic equities to increase, but with far more discrimination about value than in the past several years. We also expect disappointing returns over the next several years from many of the mega-cap star performers of the recent past and increasing investor focus on mid and small-cap stocks.

McKee International Equity Portfolio

The Portfolio had a return of -1.69 percent for the year ended October 31, 2000, as rising energy prices and the measured pace of economic recovery in Asia punished returns from global markets. The results surpassed the return from the benchmark MSCI EAFE Index, but were disappointing nevertheless.

Economic and Market Perspective

Amid positives that included economic growth, easing trade restrictions and reviving corporate earnings, global markets struggled during the year ended October 31, 2000. Sharply higher oil prices took a toll on numerous economies, stalling many smaller ones. The slide in the value of the euro depressed returns from Europe despite good underlying economic growth. The uncertain pace of economic recovery in Japan and political conflicts in emerging economies such as Indonesia and the Philippines impeded Asia's continued recovery from the financial crises of 1998.

There were bright spots, though. Markets in China, Canada and parts of Scandinavia performed particularly well.

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UAM FUNDS                                                       McKEE PORTFOLIOS

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Performance

The Portfolio's -1.69 percent return for the 12 months ended October 31, 2000, was better than the benchmark MSCI EAFE Index, which returned a -2.90 percent. Investments in Finland, the Netherlands, Sweden, Switzerland and Spain, where the Portfolio was over-weighted compared to the benchmark and out-performed it, as well, contributed to the difference. The Portfolio also benefited from strong results from investments in Israel, Mexico and Canada, which are unrepresented in the benchmark index, and in Ireland, which is only minimally represented.

Weak performance in Japan, the U.K., and Germany, representing more than 46 percent of Portfolio investments, hurt both absolute and relative return. Investments in Korea, where the benchmark is unrepresented, also hurt both absolute and relative return.

Business services, the Portfolio's most heavily weighted economic sector, contributed the most to return, with health care, consumer durables and capital goods also making positive contributions. Technology and banking, together representing more than 27 percent of the Portfolio during the period, had a slightly negative effect. The financial and retail sectors hurt return the most.

The pharmaceuticals, telecomm services and household durables industries made the largest contributions to return. Computer software companies, telephone utilities and broad-line retailers penalized return the most.

Portfolio Structure

The Portfolio was invested in 21 world markets as of October 31, 2000. Europe, including Scandinavia, and Japan together accounted for more than 90 percent of the assets. Although Japan and the U.K. represent the largest individual country holdings, they are the most under-weighted compared to the benchmark index. The Portfolio is slightly over-weighted in Germany and includes small positions in Canada, Israel, the U.S., Mexico, the Philippines, South Korea and Taiwan, countries not represented in the benchmark index. The Portfolio is widely diversified by industry, with the largest concentrations, banking and telecommunications, each accounting for about 15 percent of assets.

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UAM FUNDS                                                       McKEE PORTFOLIOS

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At October 31, 2000, the Portfolio held stock in 127 companies, representing 21 countries.
                           Largest Holdings By Country
                    Percent of Net Assets at October 31, 2000

                                                                       Portfolio
                                                                       ---------
Japan ...............................................................      18.9%
United Kingdom ......................................................      18.7%
France ..............................................................      12.3%
Netherlands .........................................................       7.8%
Germany .............................................................       7.3%
Switzerland .........................................................       7.2%
Spain ...............................................................       3.4%
Sweden ..............................................................       2.3%
Italy ...............................................................       2.0%
Australia ...........................................................       1.9%

                           Largest Holdings By Company
                    Percent of Net Assets at October 31, 2000

Vodafone Group (United Kingdom) .....................................       2.8%
BP Amoco (United Kingdom) ...........................................       2.3%
Royal Dutch Petroleum (Netherlands) .................................       1.8%
Axa (France) ........................................................       1.8%
Novartis (Switzerland) ..............................................       1.7%
HSBC (United Kingdom) ...............................................       1.7%
Alcatel (France) ....................................................       1.7%
Total Fina Elf (France) .............................................       1.7%
Nippon Telegraph & Telephone (Japan) ................................       1.6%
Glaxo Wellcome (United Kingdom) .....................................       1.6%


Outlook

Continuing high-energy prices, conflicts in the Mideast and elsewhere, the difficulty of economic and political reform in Asia and South America, and tightening of monetary policy present challenges to international equity returns in the next year and beyond. Yet gains in productivity, a rapidly expanding technological revolution, corporate restructuring, continued moderate levels of inflation and a widening recognition of the benefits of market economics and world trade, exemplified by China's imminent entry into the World Trade Organization, are cause for optimism. We believe the potential benefits may indicate positive global market performance in the long term, but the challenges assure plenty of bumps in the road immediately ahead.

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UAM FUNDS                                                       McKEE PORTFOLIOS

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McKee Small Cap Value Equity

The Portfolio had a return of -5.08 percent for the year ended October 31, 2000. The results, which were well below those of the benchmark Russell 2000 Index, in particular reflected poor performance by investments in the consumer discretionary sector, which includes traditional and internet retailers. But the market has begun a change that augurs well for the small-cap value sector.

Economic and Market Perspective

The fundamental market change that began after the NASDAQ's peak in March had mixed effects on small-cap stocks. As the bubble in the valuation of mega-capitalization and technology stocks began its slow leak, market interest in small caps began to revive, following several years of neglect. Although growth stocks still out-performed value stocks, the latter began to close the gap. The reduced likelihood after July of continuing interest-rate increases by the Federal Reserve no doubt helped. But the conditions that had set the stage for the market change--higher interest rates, the prospect of slowing economic growth, reduced earnings expectations and rising energy prices, carrying the threat of inflation--in conjunction with mounting investor caution took a toll on a number of small value stocks, including many in the consumer discretionary and technology sectors.

Performance

The Portfolio returned a -5.08 percent which substantially under-performed the benchmark Russell 2000 Index, which returned 17.41 percent for the year ending October 31, 2000. Relative results were hurt by investments in several industries -- retail, production technology equipment, telecommunications utilities and communications technology -- where the Portfolio was over-weighted compared to the benchmark and simultaneously under-performed by a wide margin. Two retailers, Lands End and Tommy Hilfiger, and a computer services company, Microstrategy, particularly hurt return.

Investments in the health care sector--notably the drug and pharmaceutical industry and the biotechnology research and production industry, which were over-weighted compared to the benchmark--made the biggest contribution to relative return. A computer services company, Project Software and Development, was the largest individual contributor.

Portfolio Structure

We have begun to re-structure the Portfolio, reducing the number of holdings to allow closer scrutiny and quicker responses to market change. As part of the changes we have reduced exposure in the technology and consumer discretionary sectors and increased positions in financial services and health care.

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UAM FUNDS                                                       McKEE PORTFOLIOS

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At October 31 the Portfolio held 186 stocks. The technology sector accounted for approximately 13 percent of Portfolio assets, financial for 6 percent and health care for 9 percent. Technology, health care and financial, in that order, were also the most heavily over-weighted, compared to the benchmark index. The materials and processing, and consumer discretionary sectors were the most under-weighted, comparatively.

                          Largest Holdings By Industry
                    Percent of Net Assets at October 31, 2000


Computers & Services .................................................     12.9%
Semiconductors/Instruments ...........................................     10.6%
Pharmaceuticals ......................................................      9.9%
Medical Products & Services ..........................................      8.8%
Banks ................................................................      7.1%
Insurance ............................................................      6.5%
Financial Services ...................................................      5.5%
Communications Equipment .............................................      4.4%
Electrical Technology ................................................      3.9%
Energy ...............................................................      3.5%

                           Largest Holdings By Company
                    Percent of Net Assets at October 31, 2000


King Pharmaceuticals .................................................     1.7%
Idee Pharmaceuticals .................................................     1.4%
Human Genome Sciences ................................................     1.4%
Millennium Pharmaceuticals ...........................................     1.3%
Federated Investors, Cl B ............................................     1.1%
Emulex ...............................................................     1.1%
Celgene ..............................................................     1.1%
Arthur J. Gallagher ..................................................     1.1%
LifePoint Hospitals ..................................................     1.1%
IDT ..................................................................     1.0%

Outlook

The prospect for small cap value stocks appears to be better today than it has been for several years. Interest rates may have peaked, the economy is still expanding -- although at a reduced pace -- capital is still available to many small companies, and many are realizing many of the production and communication benefits of the electronic age. More immediately, investors' love affair with size may be waning

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UAM FUNDS                                                       McKEE PORTFOLIOS

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and their respect for valuation growing. While we expect considerable volatility ahead in the small-cap segment of the market, we anticipate improvements for rational and patient investors.

Yours truly,


/s/ Eugene M. Natali

Eugene M. Natali
C.S. McKee Chief Executive Officer

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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UAM FUNDS                                                       McKEE PORTFOLIOS

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                      Definition of the Comparative Indices
                      -------------------------------------

Lehman U.S. Government Bond Index is an unmanaged index of U.S. treasury bonds and bonds issued by U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government.

Lehman U.S. Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

S&P 500 Composite Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.


Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2000
---------------------------------

                          Since
  1 Year     5 Years     3/2/95*
---------------------------------
  5.75%       4.37%       5.59%
---------------------------------

                                    [GRAPH]

                      McKee      LGB      LGCP
                    ---------  -------  --------
3/2/95                10,000    10,000   10,000
10/95                 10,995    11,041   11,085
10/96                 11,410    11,606   11,683
10/97                 12,292    12,610   12,712
10/98                 13,195    14,034   14,018
10/99                 12,873    13,863   13,925
2000                  13,614    14,975   14,915

                         Periods ended on October 31st


 *   Beginning of operations. Index comparisons begin on 2/28/95.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on page 11.

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UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2000
---------------------------------

                          Since
  1 Year     5 Years     3/2/95*
---------------------------------
  -1.24%     12.65%      13.87%
---------------------------------

                                    [GRAPH]

                 STERLING            S&P

3/2/95           $10,000           $10,000
10/95             11,514            12,128
10/96             13,737            15,048
10/97             17,990            19,878
10/98             18,594            24,251
10/99             21,153            30,477
2000              20,891            32,333



                         Periods ended on October 31st


 *   Beginning of operations. Index comparisons begin on 2/28/95.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on page 11.

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UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2000
---------------------------------

                          Since
  1 Year     5 Years     5/26/94*
---------------------------------
  -1.69%      11.05%      8.73%
---------------------------------

                                    [GRAPH]

                 McKEE INTERNATIONAL       MORGAN STANLEY CAPITAL
                  EQUITY PORTFOLIO        INTERNATIONAL EAFE INDEX

5/26/94                 10,000                     10,000
1994                    10,431                     10,490
1995                    10,151                     10,452
1996                    10,992                     11,548
1997                    13,225                     12,082
1998                    13,381                     13,247
1999                    17,439                     16,298
2000                    17,144                     15,825

                         Periods ended on October 31st


 *   Beginning of operations. Index comparisons begin on 5/31/94.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on page 11.

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UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2000
---------------------------------

                      Since
     1 Year         11/4/97*
---------------------------------
     -5.08%           -6.80%
---------------------------------

                                    [GRAPH]

                      MCKEE SMALL CAP           RUSSELL 2000
                      EQUITY PORTFOLIO             INDEX

11/4/97                  $10,000                  $10,000
1998                       8,464                    8,815
1999                       8,533                   10,126
2000                       8,099                   11,889


                         Periods ended on October 31st


 *   Beginning of operations. Index comparisons begin on 10/31/97.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on page 11.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
U.S. TREASURY OBLIGATIONS -- 40.9%

                                                          Face
                                                         Amount         Value
                                                       -----------   -----------

U.S. TREASURY BONDS -- 13.5%
     10.750%, 08/15/05 ............................... $   130,000   $  155,984
      9.375%, 02/15/06 ...............................     567,000      656,456
     10.625%, 08/15/15 ...............................     290,000      420,300
      8.500%, 02/15/20 ...............................     388,000      497,144
                                                                     ----------
                                                                      1,729,884
                                                                     ----------
U.S. TREASURY NOTES -- 18.2%
      4.875%, 03/31/01 ...............................     430,000      427,175
      5.875%, 11/30/01 ...............................     858,000      854,242
      5.750%, 04/30/03 ...............................   1,050,000    1,045,811
                                                                     ----------
                                                                      2,327,228
                                                                     ----------
U.S. TREASURY PRINCIPAL STRIPS -- 9.2%
      0.000%, 05/15/17 ...............................   3,168,000    1,178,401
                                                                     ----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $5,143,791) ..............................                5,235,513
                                                                     ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 26.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.0%
      7.650%, 05/10/05 ...............................       5,000        5,000
                                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.4%
      5.625%, 03/15/01 ...............................     735,000      732,126
      5.750%, 02/15/08 ...............................     885,000      841,901
      6.400%, 05/14/09 ...............................     145,000      138,475
      6.625%, 09/15/09 ...............................     690,000      687,413
      7.250%, 01/15/10 ...............................     395,000      409,303
      7.125%, 01/15/30 ...............................     375,000      390,041
      8.500%, 04/01/30 ...............................     174,648      178,478
                                                                     ----------
                                                                      3,377,737
                                                                     ----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $3,406,464) ..............................                3,382,737
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 11.9%

                                                          Face
                                                         Amount         Value
                                                       -----------   -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.2%
      6.500%, 07/01/29 ............................... $   159,593   $  153,507
                                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.2%
      7.500%, 12/01/23 ...............................   1,047,787    1,053,019
                                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.5%
      7.000%, 09/15/24 ...............................     197,992      195,393
      8.500%, 12/15/29 ...............................     118,677      121,754
                                                                     ----------
                                                                        317,147
                                                                     ----------
   TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
      (Cost $1,557,444) ..............................                1,523,673
                                                                     ----------

CORPORATE OBLIGATIONS -- 14.3%


AEROSPACE & DEFENSE -- 1.1%
   Raytheon
      6.150%, 11/01/08 ...............................     150,000      137,625
                                                                     ----------
BANKS -- 0.5%
   Bank of America
      5.875%, 02/15/09 ...............................      65,000       58,419
   First Union Institutional Capital
      8.040%, 12/01/26 ...............................      10,000        8,962
                                                                     ----------
                                                                         67,381
                                                                     ----------
FOOD, BEVERAGE & TOBACCO -- 1.0%
   Philip Morris
      7.250%, 09/15/01 ...............................     125,000      124,531
      7.625%, 05/15/02 ...............................       6,000        5,970
                                                                     ----------
                                                                        130,501
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- continued

                                                          Face
                                                         Amount         Value
                                                       -----------   -----------

FINANCIAL SERVICES -- 3.9%
   Countrywide Capital I
      8.000%, 12/15/26 ............................... $   200,000   $  174,250
   Ford Motor Credit
      7.375%, 10/28/09 ...............................     180,000      175,500
   General Motors Acceptance
      7.500%, 07/15/05 ...............................      95,000       95,828
   Mellon Funding
      6.875%, 03/01/03 ...............................      60,000       60,000
                                                                     ----------
                                                                        505,578
                                                                     ----------
METALS -- 0.5%
   Alcoa
      7.375%, 08/01/10 ...............................      65,000       65,609
                                                                     ----------
MULTIMEDIA -- 1.5%
   News America Holdings
      8.500%, 02/15/05 ...............................     180,000      187,650
                                                                     ----------
PETROLEUM & FUEL PRODUCTS -- 1.0%
   Phillips Petroleum
      7.125%, 03/15/28 ...............................     151,000      129,294
                                                                     ----------
REAL ESTATE -- 1.0%
   EOP Operating
      6.763%, 06/15/07 ...............................     130,000      123,987
                                                                     ----------
RETAIL -- 0.4%
   J.C. Penney
      7.250%, 04/01/02 ...............................      50,000       45,000
                                                                     ----------
TELEPHONES & TELECOMMUNICATIONS -- 0.1%
   SBC Communications
      6.250%, 03/01/05 ...............................      10,000        9,769
                                                                     ----------
TRANSPORTATION -- 0.8%
   Norfolk Southern
      7.350%, 05/15/07 ...............................     105,000      103,556
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- continued
                                                          Face
                                                         Amount         Value
                                                       -----------   -----------
UTILITIES -- 2.5%
   Consolidated Edison, Series 97-B
      6.450%, 12/01/07 ............................... $   331,000   $  312,795
   Pacific Gas & Electric, Series 93-E
      5.875%, 10/01/05 ...............................      10,000        9,350
                                                                     ----------
                                                                        322,145
                                                                     ----------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $1,926,010) ..............................                1,828,095
                                                                     ----------

 ASSET-BACKED SECURITIES -- 2.3%

CREDIT CARDS -- 1.8%
   American Express Master Trust, Series 98-1 A
      5.900%, 04/15/04 ...............................       8,000        7,860
   World Financial Network Credit Card Series 96-B A
      6.950%, 04/15/06 ...............................     225,000      226,582
                                                                     ----------
                                                                        234,442
                                                                     ----------
MORTGAGE-RELATED SECURITIES -- 0.5%
   Advanta Mortgage Loan Trust, Series 94-1 A1
      6.300%, 07/25/25 ...............................      48,141       47,032
   Contimortgage Home Equity Loan Trust Series 98-1 A5
      6.430%, 04/15/16 ...............................       9,000        8,907
                                                                     ----------
                                                                         55,939
                                                                     ----------
   TOTAL ASSET-BACKED SECURITIES
      (Cost $289,187) ................................                  290,381
                                                                     ----------

 GOVERNMENT REGIONAL -- 0.1%

   Province of Ontario
      7.000%, 08/04/05 (Cost $10,501) ................      10,000       10,112
                                                                     ----------

 SUPRANATIONAL -- 0.5%

   Inter-American Development Bank
      7.375%, 01/15/10 (Cost $66,236) ................      65,000       67,925
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 2.8%

                                                          Face
                                                         Amount         Value
                                                       -----------   -----------
REPURCHASE AGREEMENT -- 2.8%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00, to be repurchased at $356,063,
      collateralized by $266,653 of various
      U.S. Treasury Obligations, valued at
      $356,007 (Cost $356,000) ....................... $   356,000  $   356,000
                                                                    -----------
   TOTAL INVESTMENTS -- 99.2%
      (Cost $12,755,633) (a) .........................               12,694,436
                                                                    -----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.8% .........                  108,297
                                                                    -----------
   TOTAL NET ASSETS -- 100.0% .........................             $12,802,733
                                                                    ===========


STRIPS Separate Trading of Registered Interest and Principal of Securities

   (a) The cost for federal income tax purposes was $12,874,260. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $179,824. This consisted of gross unrealized appreciation for all securities of $126,885 and aggregate gross unrealized depreciation for all securities of $306,709.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS -- 87.3%

                                                            Shares      Value
                                                           --------  ----------

AEROSPACE & DEFENSE -- 0.5%
   Boeing ..........................................         2,150   $  145,797
                                                                     ----------
AIR TRANSPORTATION -- 0.6%
   FedEx* ..........................................         3,750      175,725
                                                                     ----------
BANKS -- 3.2%
   Bank of America .................................         6,050      290,778
   Chase Manhattan .................................         5,425      246,837
   FleetBoston Financial ...........................         3,550      134,900
   SunTrust Banks ..................................         1,300       63,456
   Wells Fargo .....................................         4,450      206,091
                                                                     ----------
                                                                        942,062
                                                                     ----------
BEAUTY PRODUCTS -- 0.3%
   Procter & Gamble ................................         1,250       89,297
                                                                     ----------
BIOTECHNOLOGY -- 1.1%
   Amgen* ..........................................         4,550      263,616
   Biogen* .........................................         1,200       72,225
                                                                     ----------
                                                                        335,841
                                                                     ----------
CHEMICALS -- 0.2%
   E.I. du Pont de Nemours .........................         1,650       74,869
                                                                     ----------
COMMUNICATIONS EQUIPMENT -- 0.9%
   Motorola ........................................         4,450      110,972
   Qualcomm* .......................................         2,150      139,985
                                                                     ----------
                                                                        250,957
                                                                     ----------
COMPUTERS & SERVICES -- 13.3%
   America Online* .................................         7,100      358,053
   Dell Computer* ..................................         5,450      160,775
   Hewlett-Packard .................................         5,400      250,762
   IBM .............................................         5,300      522,050
   Intel ...........................................        21,100      948,181
   Microsoft* ......................................        12,600      867,825
   Oracle* .........................................        22,300      735,900
   Yahoo* ..........................................         1,400       82,075
                                                                     ----------
                                                                      3,925,621
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                            Shares      Value
                                                           --------  ----------
CONSUMER DURABLES -- 2.8%
   General Electric ................................        15,000   $  822,187
                                                                     ----------
DIVERSIFIED -- 0.0%
   Corning .........................................             1           76
                                                                     ----------

ELECTRIC UTILITIES -- 1.6%
   Dominion Resources ..............................         2,250      134,016
   Duke Energy .....................................         1,150       99,403
   Exelon ..........................................         1,550       93,194
   FPL Group .......................................         1,300       85,800
   Southern ........................................         2,300       67,562
                                                                     ----------
                                                                        479,975
                                                                     ----------
ENERGY -- 0.9%
   Enron ...........................................         3,250      266,703
                                                                     ----------
ENTERTAINMENT -- 2.2%
   Time Warner .....................................         4,500      341,595
   Walt Disney .....................................         8,550      306,197
                                                                     ----------
                                                                        647,792
                                                                     ----------
FINANCIAL SERVICES -- 8.9%
   American Express ................................         5,300      318,000
   Associates First Capital, Cl A ..................        21,150      785,194
   Charles Schwab ..................................         6,950      244,119
   Citigroup .......................................         3,766      198,186
   Goldman Sachs Group .............................           700       69,869
   JP Morgan .......................................           650      107,575
   Lehman Brothers Holdings ........................           900       58,050
   Mellon Financial ................................         2,200      106,150
   Merrill Lynch ...................................         4,050      283,500
   Morgan Stanley Dean Witter ......................         4,350      349,359
   PNC Financial Services Group ....................         1,700      113,687
                                                                     ----------
                                                                      2,633,689
                                                                     ----------
FOOD, BEVERAGE & TOBACCO -- 3.0%
   Anheuser-Busch Companies ........................         2,350      107,512
   Coca-Cola .......................................         4,550      274,706
   H.J. Heinz ......................................         2,850      119,522
   Kroger* .........................................         4,350       98,147

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                             Shares     Value
                                                            -------- ----------
FOOD, BEVERAGE & TOBACCO -- continued
   Pepsico .........................................         2,250   $  108,984
   Safeway* ........................................         1,950      106,641
   Sara Lee ........................................         3,750       80,859
                                                                     ----------
                                                                        896,371
                                                                     ----------
INSURANCE -- 3.7%
   American International Group ....................         7,275      712,950
   Hartford Financial Services .....................         1,750      130,266
   Marsh & McLennan ................................         1,900      248,425
                                                                     ----------
                                                                      1,091,641
                                                                     ----------
MACHINERY -- 1.9%
   Applied Materials* ..............................         5,700      302,812
   Emerson Electric ................................         2,750      201,953
   KLA-Tencor* .....................................         1,250       42,266
                                                                     ----------
                                                                        547,031
                                                                     ----------
MANUFACTURING -- 1.3%
   Minnesota Mining & Manufacturing ................           800       77,300
   Tyco International ..............................         5,350      303,278
                                                                     ----------
                                                                        380,578
                                                                     ----------
MEDIA-TV/RADIO/CABLE -- 1.3%
   AT&T - Liberty Media, Cl A* .....................         3,750       67,500
   Clear Channel Communications* ...................         2,250      135,141
   Comcast, Cl A* ..................................         4,500      183,375
                                                                     ----------
                                                                        386,016
                                                                     ----------
MEDICAL PRODUCTS -- 2.2%
   Johnson & Johnson ...............................         3,950      363,894
   Medtronic .......................................         5,000      271,562
                                                                     ----------
                                                                        635,456
                                                                     ----------
OIL & GAS -- 1.6%
   Royal Dutch Petroleum ADR .......................         5,650      335,469
   Schlumberger ....................................         1,900      144,638
                                                                     ----------
                                                                        480,107
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                             Shares     Value
                                                            -------- ----------
PAPER & PAPER PRODUCTS -- 0.4%
   Kimberly-Clark ..................................         1,700   $  112,200
                                                                     ----------
PETROLEUM REFINING -- 5.4%
   Apache ..........................................         2,100      116,156
   Exxon Mobil .....................................         8,850      789,309
   Halliburton .....................................         2,700      100,069
   Texaco ..........................................         9,700      572,906
                                                                     ----------
                                                                      1,578,440
                                                                     ----------
PHARMACEUTICALS -- 11.1%
   Abbott Laboratories .............................         6,650      351,203
   American Home Products ..........................         2,450      155,575
   Bristol-Myers Squibb ............................         6,100      371,719
   Eli Lilly .......................................         3,150      281,531
   Merck ...........................................         7,450      670,034
   Pfizer ..........................................        17,150      740,666
   Pharmacia .......................................         4,350      239,250
   Schering-Plough .................................         8,800      454,850
                                                                     ----------
                                                                      3,264,828
                                                                     ----------
PRINTING & PUBLISHING -- 0.9%
   Viacom, Cl B* ...................................         4,500      255,938
                                                                     ----------
RESTAURANTS -- 0.3%
   McDonald's ......................................         2,700       83,700
                                                                     ----------
RETAIL -- 3.1%
   Home Depot ......................................         6,400      275,200
   Lowe's ..........................................         3,450      157,622
   Wal-Mart Stores .................................        10,800      490,050
                                                                     ----------
                                                                        922,872
                                                                     ----------
SEMICONDUCTORS/INSTRUMENTS -- 4.3%
   Altera* .........................................         1,200       49,125
   Analog Devices* .................................         1,350       87,750
   Linear Technology ...............................         1,500       96,844
   Maxim Integrated Products* ......................         1,250       82,891
   Micron Technology* ..............................         1,200       41,700
   National Semiconductor* .........................         2,600       67,600

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                             Shares     Value
                                                            -------- ----------
SEMICONDUCTORS/INSTRUMENTS -- continued
   Sanmina* ........................................           600   $   68,588
   SDL* ............................................         1,000      259,250
   Texas Instruments ...............................         5,100      250,219
   Xilinx* .........................................         3,500      253,531
                                                                     ----------
                                                                      1,257,498
                                                                     ----------
STEEL & STEEL WORKS -- 0.2%
   Alcoa ...........................................         2,500       71,719
                                                                     ----------
TELEPHONES & TELECOMMUNICATIONS -- 10.1%
   ADC Telecommunications* .........................         2,700       57,712
   Alltel ..........................................         2,050      132,097
   AT&T ............................................        25,075      581,427
   Avaya* ..........................................           525        7,055
   Bellsouth .......................................         5,350      258,472
   Nextel Communications, Cl A* ....................         3,000      115,313
   SBC Communications ..............................         9,231      532,513
   Sprint (FON Group) ..............................         4,250      108,375
   Sprint (PCS Group)* .............................         2,600       99,125
   Tellabs* ........................................         1,000       49,937
   Verizon Communications ..........................         9,077      524,764
   WorldCom* .......................................        21,000      498,750
                                                                     ----------
                                                                      2,965,540
                                                                     ----------
   TOTAL COMMON STOCKS
      (Cost $25,594,007) ...........................                 25,720,526
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 11.9%

                                                           Face
                                                          Amount       Value
                                                       -----------  -----------
REPURCHASE AGREEMENT -- 11.9%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00, to be repurchased at $3,522,621,
      collateralized by $2,638,063 of various
      U.S. Treasury Obligations, valued at
      $3,522,069 (Cost $3,522,000) .................   $ 3,522,000  $ 3,522,000
                                                                    -----------
   TOTAL INVESTMENTS -- 99.2%
      (Cost $29,116,007) (a) .......................                 29,242,526
                                                                    -----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.8% .......                    233,470
                                                                    -----------
   TOTAL NET ASSETS -- 100.0% ......................                $29,475,996
                                                                    ===========

  *  Non-income producing security
ADR  American Depository Receipt
 Cl  Class
(a) The cost for federal income tax purposes was $29,189,170. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $53,356. This consisted of gross unrealized appreciation for all securities of $3,158,496 and aggregate gross unrealized depreciation for all securities of $3,105,140.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FOREIGN COMMON STOCKS -- 90.0%

                                                           Shares      Value
                                                          --------  -----------
AUSTRALIA -- 1.9%
   News ............................................      160,600   $ 1,679,439
   Westpac Banking .................................      216,245     1,476,254
                                                                    -----------
                                                                      3,155,693
                                                                    -----------
BELGIUM -- 0.7%
   Fortis, Cl B ....................................       34,900     1,067,883
                                                                    -----------
CANADA -- 1.5%
   Alcan Aluminum ..................................       27,266       857,809
   Seagram .........................................       28,330     1,621,189
                                                                    -----------
                                                                      2,478,998
                                                                    -----------
FINLAND -- 1.3%
   Nokia Oyj .......................................       50,000     2,055,006
                                                                    -----------
FRANCE -- 12.3%
   Alcatel .........................................       44,605     2,718,338
   Aventis .........................................       13,050       940,200
   Axa .............................................       22,750     3,008,132
   BNP Paribas .....................................       19,900     1,713,712
   Canal Plus ......................................        4,100       592,515
   Cap Gemini ......................................        3,100       493,981
   Carrefour Supermarche ...........................       16,000     1,072,723
   Coflexip Stena Offshore .........................        3,860       446,592
   Ilog ADR* .......................................        6,400       192,000
   L'Oreal .........................................       18,000     1,373,112
   LVMH Moet-Hennessy Louis Vuitton ................       18,500     1,348,532
   Sanofi-Synthelabo ...............................       20,300     1,066,789
   STMicroelectronics ..............................       25,600     1,289,979
   Suez Lyonnaise des Eaux .........................        4,450       678,173
   Thomson CSF .....................................       12,900       578,411
   Total Fina Elf ..................................       18,580     2,655,182
                                                                    -----------
                                                                     20,168,371
                                                                    -----------
GERMANY -- 7.3%
   Allianz .........................................        6,900     2,342,300
   BASF ............................................       16,900       664,654
   Bayer ...........................................       24,450     1,058,987

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- continued

                                                          Shares       Value
                                                         --------   -----------
GERMANY -- continued
   Bayerische Hypo-und Vereinsbank .................       17,900   $   981,631
   Commerzbank .....................................       37,281     1,050,679
   DaimlerChrysler .................................       12,780       588,737
   Deutsche Bank ...................................       18,500     1,521,018
   E.ON ............................................       16,500       837,725
   Schering ........................................       10,550       587,501
   Siemens .........................................       18,600     2,364,804
                                                                    -----------
                                                                     11,998,036
                                                                    -----------
IRELAND -- 1.0%
   Elan ADR* .......................................       29,800     1,547,738
                                                                    -----------
ITALY -- 2.0%
   Enel* ...........................................      258,300       956,746
   Telecom Italia* .................................       97,350     1,126,314
   TIM* ............................................      135,750     1,152,918
                                                                    -----------
                                                                      3,235,978
                                                                    -----------
JAPAN -- 18.9%
   Bank of Tokyo-Mitsubishi ........................      152,000     1,822,218
   Canon ...........................................       21,000       832,769
   Daiwa Securities Group ..........................       80,000       885,795
   East Japan Railway ..............................          200     1,148,457
   Fujitsu .........................................       44,000       783,368
   Hitachi .........................................      145,000     1,553,714
   Ito-Yokado ......................................       38,000     1,715,725
   KAO .............................................       35,000     1,048,173
   Matsushita Electric Industrial ..................       49,000     1,422,566
   Mitsubishi ......................................      104,000       857,221
   Mitsui ..........................................       59,000       391,748
   Mitsui ADR ......................................        3,900       517,922
   Mitsui Marine & Fire Insurance ..................      140,000       710,321
   Mizuho Holding* .................................          150     1,152,578
   Nintendo ........................................        6,800     1,124,096
   Nippon Telegraph & Telephone ....................          290     2,637,329
   Nomura Securities ...............................       69,000     1,462,909
   Sanwa Bank ......................................      154,000     1,368,074
   Sony ............................................       24,000     1,916,659
   Sumitomo Bank ...................................       99,000     1,201,346

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- continued

                                                          Shares       Value
                                                         --------   -----------
JAPAN -- continued
   Takeda Chemical Industries ......................       24,000     1,580,365
   Tokyo Electric Power ............................       46,000     1,116,403
   Tokyo Electron ..................................        6,000       469,274
   Toyota Motor ....................................       57,300     2,288,012
   Yamanouchi Pharmaceutical .......................       21,000       950,087
                                                                    -----------
                                                                     30,957,129
                                                                    -----------
MEXICO -- 0.5%
   Telefonos de Mexico ADR .........................       14,100       760,519
                                                                    -----------
NETHERLANDS -- 7.8%
   Aegon ...........................................       30,800     1,221,765
   Akzo Nobel ......................................       20,050       911,748
   ASM Lithography Holding* ........................       21,300       581,515
   Heineken ........................................       25,300     1,372,434
   Koninklijke Ahold ...............................       28,800       835,584
   Koninklijke Philips Electronics .................       50,614     1,986,719
   Royal Dutch Petroleum ...........................       50,900     3,022,188
   Royal KPN .......................................       50,752     1,026,825
   TNT Post Group ..................................       45,707       966,982
   Unilever ........................................       18,350       919,210
                                                                    -----------
                                                                     12,844,970
                                                                    -----------
PHILIPPINES -- 0.4%
   Philippine Long Distance Telephone ..............       40,700       616,667
                                                                    -----------
PORTUGAL -- 1.3%
   Electricidade de Portugal* ......................      195,000       528,902
   Portugal Telecommunications* ....................      178,000     1,584,164
                                                                    -----------
                                                                      2,113,066
                                                                    -----------
SINGAPORE -- 0.5%
   Singapore Airlines ..............................       87,000       872,230
                                                                    -----------
SOUTH KOREA -- 0.2%
   Samsung Electronics .............................        3,200       400,879
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- continued

                                                          Shares       Value
                                                         --------   -----------
SPAIN -- 3.4%
   Banco Bilbao Vizcaya Argentaria .................      128,700   $ 1,712,652
   Endesa ..........................................       43,100       701,406
   Repsol YPF ......................................       48,415       768,204
   Telefonica* .....................................      125,802     2,395,971
                                                                    -----------
                                                                      5,578,233
                                                                    -----------
SWEDEN -- 2.3%
   LM Ericsson, Cl B ...............................      164,400     2,182,156
   Nordic Baltic Holding* ..........................      212,792     1,599,375
                                                                    -----------
                                                                      3,781,531
                                                                    -----------
SWITZERLAND -- 7.2%
   Givaudan* .......................................          150        35,955
   Nestle ..........................................        1,200     2,485,957
   Novartis ........................................        1,850     2,805,712
   Roche Holding ...................................          150     1,369,779
   Swiss Re ........................................          500       985,763
   Swisscom ........................................        7,100     1,802,542
   UBS .............................................       16,400     2,271,064
                                                                    -----------
                                                                     11,756,772
                                                                    -----------
TAIWAN -- 0.8%
   Taiwan Semiconductor Manufacturing ADR* .........       56,900     1,290,919
                                                                    -----------
UNITED KINGDOM -- 18.7%
   ARM Holdings* ...................................       65,500       646,765
   AstraZeneca .....................................       13,000       609,359
   Barclays ........................................       78,900     2,259,334
   BG Group ........................................      139,300       558,286
   BP Amoco ........................................      451,100     3,828,722
   British SKY Broadcasting* .......................       55,400       800,441
   British Telecommunications ......................      130,900     1,535,846
   Cable & Wireless ................................       34,000       481,371
   Carlton Communications ..........................       55,887       450,402
   Diageo ..........................................      173,017     1,634,303
   Glaxo Wellcome ..................................       89,600     2,581,346
   HSBC Holdings (HKD) .............................      199,600     2,776,808
   Lattice Group* ..................................      139,300       297,348
   Lloyds TSB Group ................................      178,600     1,820,602

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- continued

                                                          Shares       Value
                                                         --------   -----------
UNITED KINGDOM -- continued
   Marconi .........................................      102,600  $  1,296,174
   Pearson .........................................       30,300       813,535
   Reuters Group ...................................       62,000     1,208,205
   Scottish Power ..................................      100,300       753,716
   SmithKline Beecham ..............................      125,800     1,625,800
   Vodafone Group ..................................    1,098,512     4,574,091
                                                                   ------------
                                                                     30,552,454
                                                                   ------------
   TOTAL FOREIGN COMMON STOCKS
      (Cost $145,548,514) ..........................                147,233,072
                                                                   ------------

COMMON STOCK -- 0.9%

UNITED STATES -- 0.9%
   SDL* (Cost $1,885,997) ..........................        5,600     1,451,800
                                                                   ------------

SHORT-TERM INVESTMENT -- 1.0%

                                                         Face
                                                        Amount
                                                      ----------
REPURCHASE AGREEMENT -- 1.0%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00, to be repurchased at $1,693,299,
      collateralized by $1,268,098 of various
      U.S. Treasury Obligations, valued at
      $1,693,033 (Cost $1,693,000) ................. $  1,693,000     1,693,000
                                                                   ------------
   TOTAL INVESTMENTS -- 91.9%
      (Cost $149,127,511) (a) ......................                150,377,872
                                                                   ------------
   OTHER ASSETS AND LIABILITIES, NET -- 8.1% .......                 13,305,786
                                                                   ------------
   TOTAL NET ASSETS -- 100.0% ......................               $163,683,658
                                                                   ============

  *  Non-income producing security
ADR  American Depositary Receipt
 Cl  Class
HKD  Hong Kong Dollar
(a) The cost for federal income tax purposes was $149,949,773. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $428,099. This consisted of gross unrealized appreciation for all securities of $16,697,247 and aggregate gross unrealized depreciation for all securities of $16,269,148.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

At October 31, 2000, sector diversification of the Portfolio was as follows:

                                                        % of        Market
Sector Diversification (Unaudited)                   Net Assets     Value
----------------------------------                   ----------   ---------

Airlines .........................................        0.5%  $    872,230
Automotive .......................................        1.8      2,876,749
Banks ............................................       15.1     24,727,346
Broadcasting, Newspapers & Advertising ...........        4.4      7,165,725
Chemicals ........................................        1.6      2,635,390
Computers & Services .............................        2.3      3,811,058
Consumer Goods ...................................        2.7      4,463,321
Consumer Services ................................        1.1      1,766,892
Cosmetics & Toiletries ...........................        1.5      2,457,240
Diversified Operations ...........................        2.0      3,202,529
Electrical Components & Equipment ................        6.4     10,513,640
Financial Services ...............................        2.1      3,416,587
Food, Beverage & Tobacco .........................        6.3     10,346,916
Insurance ........................................        5.1      8,268,281
Medical Products & Services .......................       9.6     15,664,676
Metals ...........................................        0.5        857,809
Office Equipment .................................        0.5        832,769
Petroleum & Fuel Products ........................        7.1     11,576,522
Retail ...........................................        1.0      1,715,724
Telephones & Telecommunications ..................       18.0     29,398,030
Transportation ...................................        1.3      2,115,438
                                                        -----   ------------
Total Common Stocks ..............................       90.9    148,684,872
Repurchase Agreement .............................        1.0      1,693,000
                                                        -----   ------------
Total Investments ................................       91.9    150,377,872
Other Assets and Liabilities, Net ................        8.1     13,305,786
                                                        -----   ------------
Net Assets .......................................      100.0%  $163,683,658
                                                        =====   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 98.7%

                                                         Shares         Value
                                                       ----------    ----------
AIR TRANSPORTATION -- 0.4%
   Alaska Air Group* .............................          4,600    $  119,312
                                                                     ----------
AIRCRAFT -- 0.2%
   AAR ...........................................          5,450        65,059
                                                                     ----------
AUTOMOTIVE -- 1.1%
   Lear* .........................................          5,500       149,875
   SPX* ..........................................          1,050       129,806
   TRW ...........................................          2,600       109,200
                                                                     ----------
                                                                        388,881
                                                                     ----------
BANKS -- 7.0%
   Amsouth Bancorporation ........................          9,670       134,776
   Astoria Financial .............................          4,450       166,875
   Bank United, Cl A .............................          3,350       189,903
   Banknorth Group ...............................         11,450       207,531
   Cullen/Frost Bankers ..........................          8,900       296,481
   Dime Bancorp ..................................         12,100       295,694
   Hudson United Bancorp .........................          5,100       114,112
   MAF Bancorp ...................................          9,436       226,464
   S&T Bancorp ...................................         11,550       217,284
   Trustmark .....................................          6,400       121,600
   UnionBanCal ...................................          5,600       117,600
   Wilmington Trust ..............................          5,550       292,069
                                                                     ----------
                                                                      2,380,389
                                                                     ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.2%
   Citadel Communications* .......................          4,850        58,806
   Emmis Communications, Cl A* ...................          4,600       123,050
   Entercom Communications* ......................          5,000       195,937
   Getty Images* .................................          4,900       155,575
   Pegasus Communications* .......................          2,400        85,350
   Price Communications* .........................         10,100       218,412
   True North Communications .....................          3,600       135,675
   Westwood One* .................................          5,950       112,678
                                                                     ----------
                                                                      1,085,483
                                                                     ----------
BUILDING & CONSTRUCTION -- 1.2%
   Southdown .....................................          1,500       106,312
   Toll Brothers* ................................          9,140       297,050
                                                                     ----------
                                                                        403,362
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                         Shares         Value
                                                       ----------    ----------
CHEMICALS -- 1.3%
   Cytec Industries* .............................          4,900    $  169,662
   Ferro .........................................          6,200       127,100
   Solutia .......................................          9,800       124,950
                                                                     ----------
                                                                        421,712
                                                                     ----------
COMMUNICATIONS EQUIPMENT -- 4.4%
   Advanced Fibre Communication* .................          4,600       149,787
   Andrew* .......................................          7,550       198,659
   Cable Design Technologies* ....................          6,975       160,861
   Polycom* ......................................          5,200       338,000
   Powertel* .....................................          3,550       309,737
   Sawtek* .......................................          4,300       218,762
   Tekelec* ......................................          3,100       114,119
                                                                     ----------
                                                                      1,489,925
                                                                     ----------
COMPUTERS & SERVICES -- 12.9%
   Barra* ........................................          4,300       262,838
   Be Free* ......................................         27,050       106,509
   Brooktrout* ...................................          6,650        96,009
   C-Cube Microsystems* ..........................          3,650        71,175
   Clarent* ......................................          1,650        51,253
   Cognex* .......................................          4,400       147,400
   Cybear Group* .................................            461           317
   Documentum* ...................................          3,000       255,000
   Emulex* .......................................          2,500       367,187
   Factset Research Systems ......................          5,000       189,350
   I2 Technologies* ..............................          1,677       285,090
   IDT* ..........................................          9,700       346,775
   iGate Capital* ................................         18,000        91,125
   Interactive Intelligence* .....................          4,650       169,725
   Internet Security Systems* ....................          2,600       229,450
   Interwoven* ...................................          1,300       130,975
   Mercury Interactive* ..........................          1,400       155,400
   Proxicom* .....................................          4,600        62,100
   Retek* ........................................          3,791       149,508
   RSA Security* .................................          4,550       263,900
   S1* ...........................................          1,600        19,300
   Sandisk* ......................................          4,200       225,684
   Sybase* .......................................          7,350       153,891
   Verity* .......................................          5,000       117,500
   VerticalNet* ..................................          4,500       125,508

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                         Shares         Value
                                                       ----------    ----------
COMPUTERS & SERVICES -- continued
   Wind River Systems* ...........................          2,700    $  110,869
   Zebra Technologies, Cl A* .....................          3,600       157,725
                                                                     ----------
                                                                      4,341,563
                                                                     ----------
ELECTRICAL SERVICES -- 0.1%
   Rare Medium Group* ............................          4,800        22,200
                                                                     ----------
ELECTRICAL TECHNOLOGY -- 3.9%
   APW* ..........................................          7,200       332,550
   Artesyn Technologies* .........................          7,600       308,750
   C&D Technologies ..............................          5,600       331,100
   CTS ...........................................          2,900       124,519
   Kemet* ........................................          7,300       203,487
                                                                     ----------
                                                                      1,300,406
                                                                     ----------
ENERGY -- 3.5%
   Energen .......................................         11,150       319,169
   New Jersey Resources ..........................          6,200       247,612
   Public Service of New Mexico ..................         11,100       305,944
   RGS Energy Group ..............................         10,550       311,225
                                                                     ----------
                                                                      1,183,950
                                                                     ----------
FINANCIAL SERVICES -- 5.5%
   Donaldson, Lufkin & Jenrette ..................         14,950        75,684
   Federated Investors, Cl B .....................         13,275       386,634
   First Ecom.com* ...............................         14,250        43,641
   LaBranche* ....................................          6,800       269,450
   Metris ........................................          8,000       259,000
   PMI Group .....................................          4,150       306,581
   T. Rowe Price Associates ......................          5,500       257,469
   Waddell & Reed Financial, Cl A ................          7,875       251,016
                                                                     ----------
                                                                      1,849,475
                                                                     ----------
FOOD, BEVERAGE & TOBACCO -- 2.2%
   Applebees International .......................          6,400       193,300
   Hain Celestial Group* .........................          5,600       222,250
   Ruddick .......................................         10,100       132,562
   Whole Foods Market* ...........................          3,950       182,687
                                                                     ----------
                                                                        730,799
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                         Shares         Value
                                                       ----------    ----------
INSURANCE -- 6.5%
   Alleghany* ....................................            700    $  134,531
   Arthur J. Gallagher ...........................          5,800       366,125
   Delphi Financial Group, Cl A* .................            925        34,225
   E.W. Blanch Holdings ..........................          5,850       110,419
   First American ................................         14,350       300,453
   Horace Mann Educators .........................         13,700       230,331
   Mony Group ....................................          6,100       250,862
   Nationwide Financial Services, Cl A ...........          6,800       330,650
   Radian Group ..................................          4,000       283,500
   Stancorp Financial Group ......................          3,650       148,737
                                                                     ----------
                                                                      2,189,833
                                                                     ----------
INVESTMENT COMPANY -- 0.3%
   American Capital Strategies ...................          4,900       108,106
                                                                     ----------
MACHINERY -- 1.8%
   Black & Decker ................................          5,250       197,531
   Donaldson .....................................          4,100        92,763
   Pentair .......................................          4,200       125,213
   PerkinElmer ...................................          1,550       185,225
                                                                     ----------
                                                                        600,732
                                                                     ----------
MEDICAL PRODUCTS & SERVICES -- 8.8%
   Affymetrix* ...................................          2,800       155,050
   Celgene* ......................................          5,700       366,938
   Cephalon* .....................................          4,600       246,675
   Coherent* .....................................          3,200       111,400
   Core Laboratories* ............................          6,750       145,547
   Human Genome Sciences* ........................          5,300       468,470
   Incyte Genomics* ..............................          1,200        43,950
   Laser Vision Centers* .........................         12,400        50,375
   LifePoint Hospitals* ..........................          9,400       364,250
   Millennium Pharmaceuticals* ...................          6,000       435,375
   PE-Celera Genomics Group* .....................          2,200       148,500
   Transkaryotic Therapies* ......................          2,200        81,950
   Varian Medical Systems* .......................          4,300       210,163
   Wellpoint Health Networks* ....................          1,300       152,019
                                                                     ----------
                                                                      2,980,662
                                                                     ----------
METALS -- 0.4%
   Mueller Industries* ...........................          5,300       123,556
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                         Shares         Value
                                                       ----------    ----------
MISCELLANEOUS MANUFACTURING -- 0.5%
   Actuant .......................................          7,200    $   26,100
   Furniture Brands International* ...............          8,200       138,375
                                                                     ----------
                                                                        164,475
                                                                     ----------
OIL & GAS -- 2.9%
   CAL Dive International* .......................          3,950       195,772
   Diamond Offshore Drilling .....................          5,600       193,550
   Helmerich & Payne .............................          6,550       205,916
   Stone Energy* .................................          2,800       143,360
   Tosco .........................................          8,500       243,313
                                                                     ----------
                                                                        981,911
                                                                     ----------
PHARMACEUTICALS -- 9.9%
   Alkermes* .....................................          4,000       148,250
   Alpharma, Cl A ................................          3,600       139,725
   Andrx Group* ..................................          2,750       198,000
   Biomatrix* ....................................          5,500       105,188
   Biovail* ......................................          5,500       231,344
   Gilead Sciences* ..............................          3,650       313,900
   Idec Pharmaceuticals* .........................          2,400       470,700
   ImClone Systems* ..............................          5,400       295,313
   IVAX* .........................................          5,650       245,775
   King Pharmaceuticals* .........................         13,012       583,100
   Medicis Pharmaceutical, Cl A* .................          4,650       342,356
   Mylan Laboratories ............................          5,000       140,000
   Owens & Minor .................................          8,550       129,319
                                                                     ----------
                                                                      3,342,970
                                                                     ----------
PRINTING & PUBLISHING -- 0.9%
   Bowne .........................................          7,300        61,138
   Scholastic* ...................................          2,100       168,000
   Valassis Communications* ......................          3,200        88,800
                                                                     ----------
                                                                        317,938
                                                                     ----------
RETAIL -- 3.4%
   American Eagle Outfitters* ....................          5,350       184,241
   BJ's Wholesale Club* ..........................          4,190       138,008
   Callaway Golf .................................         12,600       201,600
   La-Z-Boy ......................................          8,700       137,025
   Michaels Stores* ..............................          2,400        58,350
   Mortons Restaurant Group* .....................          5,250        99,750

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                         Shares         Value
                                                       ----------    ----------
RETAIL -- continued
   Ross Stores ...................................          9,000    $  118,688
   ShopKo Stores* ................................          8,000        51,000
   Wendy's International .........................          7,600       165,300
                                                                     ----------
                                                                      1,153,962
                                                                     ----------
SEMICONDUCTORS/INSTRUMENTS -- 10.6%
   Alpha Industries* .............................          5,800       231,275
   Amkor Technology* .............................          6,800       153,000
   ATMI* .........................................          4,850        91,544
   Cree* .........................................          2,100       208,425
   Cypress Semiconductor* ........................          7,900       295,756
   Dallas Semiconductor ..........................          7,200       285,300
   ESS Technology* ...............................          9,100       141,050
   Integrated Device Technology* .................          3,800       213,988
   International Rectifier* ......................          4,800       214,200
   LTX* ..........................................          6,300        88,200
   Methode Electronics, Cl A .....................          4,700       176,838
   Micrel* .......................................          4,000       181,000
   MRV Communications* ...........................          4,600       181,700
   Pixelworks* ...................................          4,300       143,244
   Plexus* .......................................          2,150       135,584
   Semtech* ......................................          7,100       228,975
   Transwitch* ...................................          5,150       297,413
   Triquint Semiconductor* .......................          6,400       245,200
   Varian Semiconductor Equipment* ...............          2,700        62,100
                                                                     ----------
                                                                      3,574,792
                                                                     ----------
SERVICES -- 1.0%
   Dollar Thrifty Automotive Group* ..............          6,450        99,169
   Korn/Ferry International* .....................          4,050       141,750
   Modis Professional Services* ..................         10,250        42,281
   Personnel Group Of America* ...................         15,850        48,541
                                                                     ----------
                                                                        331,741
                                                                     ----------
TELEPHONES & TELECOMMUNICATIONS -- 3.5%
   Adelphia Business Solutions* ..................          4,100        25,625
   Adtran* .......................................          3,200       121,600
   Commscope* ....................................          5,500       139,219
   Digital Island* ...............................          3,700        46,713
   ITC Deltacom* .................................          7,600        61,513
   Mastec* .......................................          5,250       151,922
   Mpower Communications* ........................          7,350        47,775

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                         Shares         Value
                                                       ----------    ----------
TELEPHONES & TELECOMMUNICATION -- continued
   Plantronics* ..................................          4,200    $  191,625
   RSL Communications, Cl A* .....................         12,400        15,500
   Tollgrade Communications* .....................          1,500       143,625
   XO Communications* ............................          6,884       232,227
                                                                    -----------
                                                                      1,177,344
                                                                    -----------
TRUCKING -- 0.5%
   USFreightways .................................          6,000       154,500
                                                                     ----------
WHOLESALE -- 0.8%
   United Stationers* ............................          5,500       165,344
   W.W. Grainger .................................          3,000        95,813
                                                                     ----------
                                                                        261,157
                                                                     ----------
   TOTAL COMMON STOCKS
      (Cost $33,483,288) .........................                   33,246,195
                                                                     ==========

SHORT-TERM INVESTMENT -- 1.3%


                                                          Face
                                                         Amount
                                                        --------

REPURCHASE AGREEMENT -- 1.3%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00, to be repurchased at $454,080,
      collateralized by $340,057 of various
      U.S. Treasury Obligations, valued at
      $454,009 (Cost $454,000) ...................       $454,000       454,000
                                                                    -----------
   TOTAL INVESTMENTS -- 100.0%
      (Cost $33,937,288) (a) .....................                   33,700,195
                                                                    -----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.0% ......                     (14,490)
                                                                    -----------
   TOTAL NET ASSETS -- 100.0% .....................                 $33,685,705
                                                                    ===========

  *  Non-income producing security
 Cl  Class
(a) The cost for federal income tax purposes was $34,067,289. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $367,094. This consisted of gross unrealized appreciation for all securities of $6,237,739 and aggregate gross unrealized depreciation for all securities of $6,604,833.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    McKEE PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                         McKee             McKee          McKee          McKee
                                                          U.S.           Domestic     International    Small Cap
                                                       Government         Equity         Equity          Equity
                                                        Portfolio        Portfolio      Portfolio       Portfolio
                                                      ------------      -----------   ------------   -------------
Assets
Investments, at Cost .............................    $ 12,399,633      $25,594,007   $147,434,511   $ 33,483,288
                                                      ============      ===========   ============   ============

Investments, at Value -- Note A ..................    $ 12,338,436      $25,720,526   $148,684,872   $ 33,246,195
Repurchase Agreements, at Value -- Note A
   (Cost $356,000, $3,522,000, $1,693,000
   and $454,000, respectively) ...................         356,000        3,522,000      1,693,000        454,000
Receivable for Investments Sold ..................              --        1,352,543     13,992,093             --
Interest Receivable ..............................         145,344               --             --             --
Foreign Withholding Tax Reclaim
   Receivable ....................................              --               --        172,841             --
Dividends Receivable .............................              --           16,633        175,303         19,213
Receivable for Portfolio Shares Sold .............              --               --          3,535             --
Cash .............................................             730              396            925            719
Foreign Cash (Cost $0, $0, $142,098,
   and $0, respectively) .........................              --               --        142,753             --
Other Assets .....................................           1,266            5,015         10,796          6,036
                                                      ------------      -----------   ------------   ------------
   Total Assets ..................................      12,841,776       30,617,113    164,876,118     33,726,163
                                                      ------------      -----------   ------------   ------------
Liabilities
Payable for Investments Purchased ................              --        1,090,070        973,846             --
Payable for Investment Advisory
   Fees -- Note B ................................           5,064           14,600         92,997          2,863
Payable for Administrative
   Fees -- Note C ................................           8,388            9,472         22,068          9,663
Payable for Custodian Fees -- Note D .............           2,500            3,500         32,000          3,500
Payable for Directors' Fees -- Note F ............             850              850          1,250            850
Unrealized Foreign Exchange Losses ...............              --               --         25,200             --
Other Liabilities ................................          22,241           22,625         45,099         23,582
                                                      ------------      -----------   ------------   ------------
   Total Liabilities .............................          39,043        1,141,117      1,192,460         40,458
                                                      ------------      -----------   ------------   ------------
Net Assets .......................................    $ 12,802,733      $29,475,996   $163,683,658   $ 33,685,705
                                                      ============      ===========   ============   ============

Net Assets Consist of:
Paid in Capital ..................................      13,405,455       25,949,633    138,354,448     48,288,216
Undistributed Net Investment Income ..............          76,315               --         18,166             --
Accumulated Net Realized Gain (Loss) .............        (617,840)       3,399,844     24,105,968    (14,365,418)
Unrealized Appreciation (Depreciation) ...........         (61,197)         126,519      1,205,076       (237,093)
                                                      ------------      -----------   ------------   ------------
Net Assets .......................................    $ 12,802,733      $29,475,996   $163,683,658   $ 33,685,705
                                                      ============      ===========   ============   ============

Institutional Class Shares:
   Shares Issued and Outstanding
   ($0.001 par value)(Authorized
    25,000,000)                                          1,305,553        2,787,555     13,277,878      4,194,314
Net Asset Value, Offering and Redemption
   Price Per Share ...............................           $9.81           $10.57         $12.33          $8.03
                                                             =====           ======         ======          =====

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    McKEE PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS


                                                       McKee           McKee        McKee          McKee
                                                        U.S.          Domestic   International   Small Cap
                                                     Government        Equity       Equity         Equity
                                                      Portfolio      Portfolio     Portfolio      Portfolio
                                                   -------------- -------------- -------------- --------------
Investment Income
Dividends ...................................        $      --     $   381,197   $  2,562,696   $   374,416
Interest ....................................          913,817          22,198        171,730        47,292
Less: Foreign Taxes Withheld ................               --          (1,686)      (193,708)           --
                                                     ---------     -----------   ------------   -----------
   Total Income .............................          913,817         401,709      2,540,718       421,708
                                                     ---------     -----------   ------------   -----------
Expenses
Investment Advisory Fees -- Note B ..........           64,174         235,002      1,301,284       484,984
Administrative Fees -- Note C ...............           91,396         107,381        256,555       115,076
Filing and Registration Fees ................           16,399          14,001         28,074        13,925
Audit Fees ..................................           15,228          14,332         18,985        15,991
Printing Fees ...............................           13,906          14,483         22,445        24,220
Custodian Fees -- Note D ....................            4,618          10,230        163,305        15,031
Directors' Fees -- Note F ...................            3,336           3,607          6,238        11,635
Shareholder Servicing Fees -- Note G ........            1,818           8,894         33,482         4,401
Legal Fees ..................................              901           1,914          9,646         2,250
Interest Expense ............................               --              --          6,579            --
Other Expenses ..............................            5,524           8,481         42,281        12,975
Investment Advisory Fees Waived .............               --              --             --      (151,000)
                                                     ---------     -----------   ------------   -----------
   Net Expenses Before Expense Offset                  217,300         418,325      1,888,874       549,488
Expense Offset -- Note A ....................             (656)           (208)       (33,769)       (2,074)
                                                     ---------     -----------   ------------   -----------
   Net Expenses After Expense Offset ........          216,644         418,117      1,855,105       547,414
                                                     ---------     -----------   ------------   -----------
Net Investment Income (Loss) ................          697,173         (16,408)       685,613      (125,706)
                                                     ---------     -----------   ------------   -----------
Net Realized Gain (Loss) on:
   Investments ..............................         (503,285)      3,581,951     26,313,266    (5,344,249)
   Foreign Currency Transactions ............               --              --       (315,426)           --
                                                     ---------     -----------   ------------   -----------
Net Realized Gain (Loss) on
   Investments and Foreign
   Exchange Transactions ....................         (503,285)      3,581,951     25,997,840    (5,344,249)
                                                     ---------     -----------   ------------   -----------
Net Change in Unrealized
   Appreciation (Depreciation) on:
   Investments ..............................          525,601      (3,774,923)   (29,967,671)    3,703,047
   Foreign Currency Transactions ............               --              --        (45,417)           --
                                                     ---------     -----------   ------------   -----------
Net Change in Unrealized
   Appreciation (Depreciation) ..............          525,601      (3,774,923)   (30,013,088)    3,703,047
                                                     ---------     -----------   ------------   -----------
Net Gain (Loss) on Investments and
   Foreign Currency .........................           22,316        (192,972)    (4,015,248)   (1,641,202)
                                                     ---------     -----------   ------------   -----------
Net Increase (Decrease) in Net Assets
   Resulting from Operations ................        $ 719,489     $  (209,380)  $ (3,329,635)  $(1,766,908)
                                                     =========     ===========   ============   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    McKEE U.S. GOVERNMENT PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year          Year
                                                        Ended        Ended
                                                     October 31,   October 31,
                                                        2000          1999
                                                    ------------   ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .........................  $    697,173   $  1,055,148
   Net Realized Gain (Loss) ......................      (503,285)        56,877
   Net Change in Unrealized
     Appreciation (Depreciation) .................       525,601     (1,598,999)
                                                    ------------   ------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations .............................       719,489       (486,974)
                                                    ------------   ------------
Distributions:
   Net Investment Income .........................      (743,835)    (1,136,270)
   Net Realized Gain .............................      (169,786)    (1,198,752)
                                                    ------------   ------------
   Total Distributions ...........................      (913,621)    (2,335,022)
                                                    ------------   ------------
Capital Share Transactions (1):
   Issued ........................................     1,743,896     44,476,684
   In Lieu of Cash Distributions .................       874,381      2,272,326
   Redeemed ......................................    (8,095,861)   (61,933,981)
                                                    ------------   ------------
   Net Decrease from Capital Share Transactions ..    (5,477,584)   (15,184,971)
                                                    ------------   ------------
      Total Decrease .............................    (5,671,716)   (18,006,967)
                                                    ------------   ------------
Net Assets:
   Beginning of Period ...........................    18,474,449     36,481,416
                                                    ------------   ------------
   End of Period (including undistributed
     net investment income of
     $76,315 and $126,893, respectively) .........  $ 12,802,733   $ 18,474,449
                                                    ============   ============


(1) Shares Issued and Redeemed:
   Issued ........................................       179,838      4,281,599
   In Lieu of Cash Distributions .................        91,021        218,088
   Redeemed ......................................      (837,615)    (5,965,511)
                                                    ------------   ------------
   Net Decrease from Shares Issued and Redeemed ..      (566,756)    (1,465,824)
                                                    ============   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                        Year           Year
                                                        Ended          Ended
                                                     October 31,    October 31,
                                                        2000           1999
                                                    -------------  -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income (Loss) ..................  $    (16,408)  $    237,303
   Net Realized Gain .............................     3,581,951      3,977,986
   Net Change in Unrealized
     Appreciation (Depreciation) .................    (3,774,923)     2,134,232
                                                    ------------   ------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations .............................      (209,380)     6,349,521
                                                    ------------   ------------
Distributions:
   Net Investment Income .........................       (55,421)      (215,684)
   Net Realized Gain .............................    (3,277,245)   (19,716,343)
                                                    ------------   ------------
   Total Distributions ...........................    (3,332,666)   (19,932,027)
                                                    ------------   ------------
Capital Share Transactions (1):
   Issued ........................................     2,168,169      8,858,663
   In Lieu of Cash Distributions .................     3,228,788     19,496,011
   Redeemed ......................................   (14,365,632)   (22,172,949)
                                                    ------------   ------------
   Net Increase (Decrease) from
     Capital Share Transactions ..................    (8,968,675)     6,181,725
                                                    ------------   ------------
       Total Decrease ............................   (12,510,721)    (7,400,781)
                                                    ------------   ------------
Net Assets:
   Beginning of Period ...........................    41,986,717     49,387,498
                                                    ------------   ------------
   End of Period (including undistributed
     net investment income of
     $0 and $43,200, respectively) ...............  $ 29,475,996   $ 41,986,717
                                                    ============   ============


(1) Shares Issued and Redeemed:
   Issued ........................................       196,813        635,193
   In Lieu of Cash Distributions .................       293,260      1,846,546
   Redeemed ......................................    (1,310,554)    (1,954,556)
                                                    ------------   ------------
   Net Increase (Decrease) from Shares
     Issued and Redeemed .........................      (820,481)       527,183
                                                    ============   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year            Year
                                                      Ended            Ended
                                                    October 31,     October 31,
                                                       2000            1999
                                                   -------------  --------------

Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ......................... $     685,613  $   1,582,368
   Net Realized Gain .............................    25,997,840     18,260,136
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and
     Foreign Currency Transactions ...............   (30,013,088)    21,624,763
                                                   -------------  -------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations .............................    (3,329,635)    41,467,267
                                                   -------------  -------------
Distributions:
   Net Investment Income .........................    (1,580,781)    (1,141,638)
   Net Realized Gain .............................   (17,461,421)    (4,907,462)
                                                   -------------  -------------
   Total Distributions ...........................   (19,042,202)    (6,049,100)
                                                   -------------  -------------
Capital Share Transactions (1):
   Issued ........................................    50,920,263    222,007,586
   Redemption Fees-- Note I ......................       170,674             --
   In Lieu of Cash Distributions .................    18,155,174      5,380,915
   Redeemed ......................................   (55,217,292)  (224,854,697)
                                                   -------------  -------------
   Net Increase from Capital Share Transactions ..    14,028,819      2,533,804
                                                   -------------  -------------
       Total Increase (Decrease) .................    (8,343,018)    37,951,971
                                                   -------------  -------------
Net Assets:
   Beginning of Period ...........................   172,026,676    134,074,705
                                                   -------------  -------------
   End of Period (including undistributed net
     investment income of $18,166
     and $714,199, respectively) ................. $ 163,683,658  $ 172,026,676
                                                   =============  =============

(1) Shares Issued and Redeemed:
   Issued ........................................     3,594,743     17,641,170
   In Lieu of Cash Distributions .................     1,323,892        475,647
   Redeemed ......................................    (3,891,871)   (17,808,365)
                                                   -------------  -------------
   Net Increase from Shares
     Issued and Redeemed .........................     1,026,764        308,452
                                                   =============  =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year           Year
                                                        Ended          Ended
                                                     October 31,    October 31,
                                                        2000           1999
                                                    -------------  ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss ...........................  $   (125,706)  $   (149,369)
   Net Realized Loss .............................    (5,344,249)    (9,021,169)
   Net Change in Unrealized Appreciation .........     3,703,047      9,695,047
                                                    ------------   ------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations .............................    (1,766,908)       524,509
                                                    ------------   ------------
Distributions:
   Net Realized Gain .............................            --       (653,862)
                                                    ------------   ------------
   Total Distributions ...........................            --       (653,862)
                                                    ------------   ------------
Capital Share Transactions (1):
   Issued ........................................       129,263      2,280,123
   In Lieu of Cash Distributions .................            --        641,141
   Redeemed ......................................   (46,239,980)    (2,679,727)
                                                    ------------   ------------
   Net Increase (Decrease) from
     Capital Share Transactions ..................   (46,110,717)       241,537
                                                    ------------   ------------
     Total Increase (Decrease) ...................   (47,877,625)       112,184
                                                    ------------   ------------

Net Assets:
   Beginning of Period ...........................    81,563,330     81,451,146
                                                    ------------   ------------
   End of Period (including undistributed
      net investment income of
      $0 and  $0, respectively) ..................  $ 33,685,705   $ 81,563,330
                                                    ============   ============

(1) Shares Issued and Redeemed:
   Issued ........................................        15,024        259,781
   In Lieu of Cash Distributions .................            --         76,236
   Redeemed ......................................    (5,464,181)      (319,227)
                                                    ------------   ------------
   Net Increase (Decrease) from
     Shares Issued and Redeemed ..................    (5,449,157)        16,790
                                                    ============   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                            Years Ended October 31,
                                 -------------------------------------------
                                   2000     1999     1998     1997     1996
                                 -------  -------  -------  -------  -------

Net Asset Value,
   Beginning of Period .......   $  9.87  $ 10.93  $ 10.84  $ 10.58  $ 10.76
                                 -------  -------  -------  -------  -------

Income from Investment
   Operations
   Net Investment Income .....      0.50     0.47     0.62     0.54     0.46
   Net Realized
     and Unrealized
     Gain (Loss) .............      0.04    (0.72)    0.16     0.25    (0.07)++
                                 -------  -------  -------  -------  -------
   Total from Investment
     Operations ..............      0.54    (0.25)    0.78     0.79     0.39
                                 -------  -------  -------  -------  -------


Distributions:
   Net Investment Income .....     (0.50)   (0.46)   (0.62)   (0.53)   (0.44)
   Net Realized Gain .........     (0.10)   (0.35)   (0.07)      --       --
   In Excess of
     Net Investment Income ...        --       --       --       --    (0.13)

                                 -------  -------  -------  -------  -------
     Total Distributions .....     (0.60)   (0.81)   (0.69)   (0.53)   (0.57)
                                 -------  -------  -------  -------  -------
Net Asset Value,
   End of Period .............   $  9.81  $  9.87  $ 10.93  $ 10.84  $ 10.58
                                 =======  =======  =======  =======  =======

Total Return .................      5.75%   (2.44)%   7.35%    7.73%    3.77%+
                                 =======  =======  =======  =======  =======
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousand's) ..............   $12,803  $18,474  $36,481  $57,527  $23,118
Ratio of Expenses to Average
   Net Assets ................      1.52%    1.22%    0.96%    0.94%    1.13%
Ratio of Net Investment Income
   to Average Net Assets .....      4.89%    4.63%    5.51%    5.67%    5.39%
Portfolio Turnover Rate ......        49%      87%     119%     124%      83%

 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                   Years Ended October 31,
                                        --------------------------------------------
                                          2000     1999     1998      1997     1996
                                        -------  -------  -------  --------  -------
Net Asset Value,
   Beginning of Period ..............   $ 11.64  $ 16.03  $ 16.86  $  13.38  $ 11.44
                                        -------  -------  -------  --------  -------

Income from Investment
   Operations
   Net Investment Income ............        --     0.06     0.08      0.10     0.10
   Net Realized
     and Unrealized
     Gain (Loss) ....................     (0.10)    1.50     0.46      3.92     2.08
                                        -------  -------  -------  --------  -------

   Total from Investment
     Operations .....................     (0.10)    1.56     0.54      4.02     2.18
                                        -------  -------  -------  --------  -------

Distributions:
   Net Investment Income ............     (0.02)   (0.06)   (0.08)    (0.10)   (0.09)
   Net Realized Gain ................     (0.95)   (5.89)   (1.29)    (0.44)   (0.15)
                                        -------  -------  -------  --------  -------

     Total Distributions ............     (0.97)   (5.95)   (1.37)    (0.54)   (0.24)
                                        -------  -------  -------  --------  -------

Net Asset Value, End of Period ......   $ 10.57  $ 11.64  $ 16.03  $  16.86  $ 13.38
                                        =======  =======  =======  ========  =======

Total Return ........................     (1.24)%  13.76%    3.36%    30.96%   19.31%+
                                        =======  =======  =======  ========  =======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ......................   $29,476  $41,987  $49,387  $107,389  $62,170
Ratio of Expenses to Average
   Net Assets .......................      1.16%    1.05%    1.02%     0.94%    0.99%
Ratio of Net Investment Income (Loss)
   to Average Net Assets ............     (0.05)%   0.51%    0.46%     0.64%    0.93%
Portfolio Turnover Rate .............        66%      93%      61%       47%      42%


+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                            Years Ended October 31,
                                 ----------------------------------------------
                                   2000     1999      1998      1997      1996
                                --------  --------  --------  --------  -------

Net Asset Value,
   Beginning of Period .......  $  14.04  $  11.23  $  12.42  $  10.55  $ 10.03
                                --------  --------  --------  --------  -------

Income from Investment
   Operations
   Net Investment Income .....      0.05      0.11      0.12      0.11     0.09
   Net Realized
     and Unrealized
     Gain (Loss) .............     (0.17)     3.20     (0.03)     2.01     0.73
                                --------  --------  --------  --------  -------
   Total from Investment
     Operations ..............     (0.12)     3.31      0.09      2.12     0.82
                                --------  --------  --------  --------  -------
Redemption Fees ..............      0.01        --        --        --       --
                                --------  --------  --------  --------  -------
Distributions:
   Net Investment Income .....     (0.13)    (0.09)    (0.11)    (0.11)   (0.09)
   Net Realized Gain .........     (1.47)    (0.41)    (1.17)    (0.14)   (0.21)
                                --------  --------  --------  --------  -------
     Total Distributions .....     (1.60)    (0.50)    (1.28)    (0.25)   (0.30)
                                --------  --------  --------  --------  -------
Net Asset Value,
   End of Period .............  $  12.33  $  14.04  $  11.23  $  12.42  $ 10.55
                                ========  ========  ========  ========  =======

Total Return .................     (1.69)%   30.33%     1.18%    20.31%    8.29%
                                ========  ========  ========  ========  =======

Ratios and Supplemental Data
Net Assets, End of
   Period (Thousands) ........  $163,684  $172,027  $134,075  $103,050  $91,224
Ratio of Expenses
    to Average Net Assets ....      1.02%     1.02%     1.00%     0.98%    1.01%
Ratio of Net Investment
    Income to Average
    Net Assets ...............      0.37%     1.05%     1.08%     0.95%    0.92%
Portfolio Turnover Rate ......        60%       40%       20%       29%       9%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                                              November 4
                                                    Year Ended   Year Ended    1997* to
                                                    October 31,  October 31,  October 31,
                                                       2000         1999         1998
                                                    -----------  -----------  -----------
Net Asset Value,
   Beginning of Period ...........................   $  8.46      $  8.46      $ 10.00
                                                     -------      -------      -------

Income from Investment
   Operations
   Net Investment Loss ...........................     (0.03)       (0.02)       (0.01)
   Net Realized and Unrealized Gain (Loss) .......     (0.40)        0.09        (1.52)
                                                     -------      -------      -------
Total from Investment Operations .................     (0.43)        0.07        (1.53)
                                                     -------      -------      -------
Distributions:
   Net Realized Gain .............................        --        (0.07)       (0.01)
                                                     -------      -------      -------
Total Distributions ..............................        --        (0.07)       (0.01)
                                                     -------      -------      -------
   Net Asset Value, End of Period ................   $  8.03      $  8.46      $  8.46
                                                     =======      =======      =======

Total Return .....................................     (5.08)%+      0.81%      (15.36)%***
                                                     =======      =======      =======

Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ............   $33,686      $81,563      $81,451
Ratio of Expenses to Average Net Assets ..........      1.45%        1.26%        1.27%**
Ratio of Net Investment Loss to
   Average Net Assets ............................     (0.57)%      (0.18)%      (0.12)%**
Portfolio Turnover Rate ..........................       102%          53%           5%


  * Commencement of Operations
 ** Annualized
*** Not Annualized
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Equity Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified (except for the McKee U.S. Government Portfolio which is non-diversified), open-end management investment companies. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objective of the McKee Portfolios is as follows:

     McKee U.S. Government Portfolio seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

     McKee Domestic Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

     McKee International Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity of non-U.S. issuers.

     McKee Small Cap Equity Portfolio seeks to achieve a superior long-term total return by investing primarily in the equity securities of small companies.

     Effective May 10, 2000, the McKee Small Cap Equity Portfolio's prospectus was revised to permit the portfolio to invest, under normal circumstances, at least 65% of its assets in companies with small market capitalizations at the time of initial purchase.

     The McKee Small Cap Equity Portfolio considers a company to have a small market capitalization when its market capitalization is less than $1 billion or when its market capitalization falls within the market capitalization range of the Russell 2000 Index.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which use information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollar quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The McKee International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

     agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Foreign Currency Translation: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

         5. Forward Foreign Currency Exchange Contracts: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

         6. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

         Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

         Permanent book and tax basis differences relating to shareholder distributions, differing book and tax treatments for foreign currency transactions, and for the timing of the recognition of gains or losses on investments resulted in reclassifications as follows:

                                                  Undistributed
                                Undistributed        Capital          Paid in
     McKee Portfolios            Net Income           Gain            Capital
     ----------------           -------------     -------------     -----------

     U.S. Government              $ (3,916)        $   3,916         $      --
     Domestic Equity                28,629           (28,629)               --
     International Equity          199,135          (199,135)               --
     Small Cap Equity              125,706                --          (125,706)

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.45%, 0.65%, 0.70% and 1.00% of

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

average daily net assets for the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the McKee Small Cap Portfolio's total annual operating expenses, after the effects of expense offset arrangements, from exceeding 1.75% of average daily net assets. Effective May 10, 2000, the Board of Directors of the UAM funds approved an amendment to the McKee Small Cap Equity Portfolio's prospectus to permit the Adviser to invest at least 65% of total assets of the portfolio in securities with market capitalization of less than $1 billion or within the range of the Russell 2000 Index, the portfolio's performance benchmark. Prior to that date, the prospectus limited holdings in securities with market capitalization of less than $1 billion to at least 65% of total assets. From January 19, 2000 through May 10, 2000 the Adviser purchased securities in excess of such limitation in the McKee Small Cap Equity Portfolio. Realized gains on such securities disposed of during the period were $72,115. The cost of such securities held as of May 10, 2000 was $30,076,380 with a market value of $24,452,210. Subsequent to May 10, 2000, there were significant increases in the market value of such securities. On June 27, 2000, at the request of the Board of Directors, the Adviser agreed to waive fees with respect to such Portfolio in the amount of $151,000. Old Mutual, Plc. gained control of United Asset Management on Sept. 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolios under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolios.

     Pursuant to the Agreement, the Portfolios pay the Administrator 0.093% for International Equity, 0.073% for U.S. Government, Domestic Equity and Small Cap Equity per annum of the average daily net assets of the Portfolios, an annual base fee of $72,500 per Portfolio, and a fee based on the number of active shareholder accounts.

     For the period ended October 31, 2000, the Administrator earned the following amounts from the Portfolios and paid the following to SEI, UAMSSC and DST for their services:

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                                                     Portion   Portion  Portion
                                    Administrative   Paid to   Paid to  Paid to
     McKee Portfolios                    Fees          SEI     UAMSSC     DST
     ----------------               --------------   -------   -------  -------


     U.S. Government Portfolio ...     $ 91,396     $ 40,277   $8,972   $16,549
     Domestic Equity .............      107,381       46,304    9,308    16,754
     International Equity ........      256,555       89,996   13,486    17,362
     Small Cap Equity ............      115,076       49,568    9,596    15,537

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets and the assets are held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor "), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios.
The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Shareholder Servicing Fees: Certain brokers, dealers, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     H. Purchases and Sales: For the period ended October 31, 2000, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

     McKee Portfolios                                  Purchases       Sales
     ----------------                                 -----------   -----------

     U.S. Government ..............................   $ 1,046,442   $ 2,511,702
     Domestic Equity ..............................    23,677,497    39,198,039
     International Equity .........................   107,674,295   116,971,998
     Small Cap Equity .............................    48,745,192    91,596,865

Purchases and sales of long-term U.S. Government securities were $5,691,095 and $9,818,515 respectively, for the McKee U.S. Government Portfolio. There were no purchases or sales of long-term U.S. Government securities for the McKee Domestic Equity, McKee International Equity or the McKee Small Cap Equity Portfolios.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

     I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the year ended October 31, 2000, the Portfolios had no borrowings under the agreement.

     J. Other: At October 31, 2000, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                         No. of           %
     McKee Portfolios                                 Shareholders    Ownership
     ----------------                                 ------------    ---------

     U.S. Government ...............................        1            35%
     Domestic Equity ...............................        1            25%
     International Equity ..........................        2            28%
     Small Cap Equity ..............................        3            58%

     At October 31, 2000, the net assets of the McKee International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Effective November 1, 1999, the Board of Directors of UAM Funds, Inc. approved a 1.00% redemption fee on Institutional Class shares of the McKee Small Cap Portfolio, the McKee International Equity Portfolio and the McKee U.S. Government Portfolio. For the year ended October 31, 2000 the McKee International Equity Portfolio retained redemption fees in the amount of $170,674.

     At October 31, 2000, the McKee U.S. Government Portfolio and the McKee Small Cap Equity Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $449,209 and $14,235,417, respectively. The McKee U.S. Government's capital loss carryover of $499,209 will expire on October 31, 2008. For the McKee Small Cap Equity Portfolio, $9,021,169 will expire on October 31, 2007 and $5,214,248 will expire on October 31, 2008.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

On December 14, 2000, the Board of Directors of UAM Funds, Inc. approved the liquidation of McKee U.S. Government Portfolio pending shareholder approval at a special meeting of shareholders to be held on January 29, 2001.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
UAM Funds, Inc. and Shareholders of
McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Portfolio
McKee Small Cap Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), each a portfolio of UAM Funds Inc., at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 20, 2000

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (Unaudited)

Each of the Portfolios designate the following amounts as long-term capital gain dividends for the purpose of the dividend paid deduction on their Federal income tax return:

                                                                        Long
     McKee Portfolios                                                   Term
     ----------------                                               -----------
     U.S. Government .............................................  $   165,870
     Domestic Equity .............................................    2,696,770
     International Equity ........................................   17,821,060


Foreign taxes during the fiscal year ended October 31, 2000 for the McKee International Equity Portfolio amounted to $193,708 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 2000, which shareholders of the McKee International Equity Portfolio will receive in late January, 2001. In addition, for the year ended October 31, 2000, gross income derived from sources within foreign countries amounted to $2,562,696 for the McKee International Equity Portfolio.

For the year ended October 31, 2000, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 81.3% for the McKee Domestic Equity Portfolio.

For the year ended October 31, 2000, the percentage of income earned from direct Treasury obligations for the McKee U.S. Government Portfolio was 41.1%.

The accompanying notes are an integral part of the financial statements.

                                     NOTES

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

James F. Orr, III                              William H. Park
Director, President and Chairman               Vice President

John T. Bennett, Jr.                           Gary L. French
Director                                       Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Director                                       Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Director                                       Secretary

William A. Humenuk                             Martin J. Wolin, Esq.
Director                                       Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
C.S. McKee & Co., Inc.
One Gateway Center
Pittsburgh, PA 15222

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                     -------------------------------------------
                                      This report has been prepared for
                                      shareholders and may be distributed to
                                      others only if preceded or accompanied by
                                      a current prospectus.
                                     -------------------------------------------

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the McKee Domestic Equity Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr.......................... 19,010,168   --     451,579
  02) Nancy J. Dunn................................ 19,032,354   --     429,393
  03) William A. Humenuk........................... 19,032,469   --     429,278
  04) Philip D. English............................ 19,032,469   --     429,278
  05) James F. Orr, III............................ 19,030,371   --     431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                     1,686,906   --     110,664

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............  1,686.906   --     110,664
  b) Borrowing:....................................  1,686,906   --     110,664
  c) Issuing of Senior Securities:.................  1,686,906   --     110,664
  d) Underwriting:.................................  1,686,906   --     110,664
  e) Industry Concentration:.......................  1,686,906   --     110,664
  f) Investment in Real Estate:....................  1,686,906   --     110,664
  g) Commodities:..................................  1,686,906   --     110,664
  h) Lending:......................................  1,686,906   --     110,664
  i) Illiquid Securities:..........................  1,686,906   --     110,664
  j) Control or Management:........................  1,686,906   --     110,664
  k) Unseasoned Issuers:...........................  1,686,906   --     110,664
  l) Borrowing exceeding 5%:.......................  1,686,906   --     110,664
  m) Pledging:.....................................  1,686,906   --     110,664
  n) Margin Purchases and Short Sales:.............  1,686,906   --     110,664

                                                     For:    Against:  Abstain:
                                                  ---------- --------- --------
  o) Directors' Ownership of Shares:.............  1,686,906       --  110,664
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:........  1,686,906       --  110,664
  q) Futures and Options:........................  1,686,906       --  110,664

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                   1,690,485       --  110,664

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                   1,690,485       --  110,664

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                   1,690,485       --  110,664

Supplement dated October 27, 2000, to the Annual Report of the Financials for the McKee International Equity Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the
    Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                     For:    Against:  Abstain:
                                                  ---------- --------- --------
1.To elect the Trustees/Directors.
  06) John T. Bennett, Jr........................ 19,010,168       --  451,579
  07) Nancy J. Dunn.............................. 19,032,354       --  429,393
  08) William A. Humenuk......................... 19,032,469       --  429,278
  09) Philip D. English.......................... 19,032,469       --  429,278
  10) James F. Orr, III.......................... 19,030,371       --  431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                   4,598,408 1,202,403  98,617

                                                      For:    Against: Abstain:
                                                    --------- -------- --------

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:............... 5,800,811    --     98,617
  b) Borrowing:.................................... 5,800,811    --     98,617
  c) Issuing of Senior Securities:................. 5,800,811    --     98,617
  d) Underwriting:................................. 5,800,811    --     98,617
  e) Industry Concentration:....................... 5,800,811    --     98,617
  f) Investment in Real Estate:.................... 5,800,811    --     98,617
  g) Commodities:.................................. 5,800,811    --     98,617
  h) Lending:...................................... 5,800,811    --     98,617
  i) Illiquid Securities:.......................... 5,800,811    --     98,617
  j) Control or Management:........................ 5,800,811    --     98,617
  k) Unseasoned Issuers:........................... 5,800,811    --     98,617
  l) Borrowing exceeding 5%:....................... 5,800,811    --     98,617
  m) Pledging:..................................... 5,800,811    --     98,617
  n) Margin Purchases and Short Sales:............. 5,800,811    --     98,617
  o) Directors' Ownership of Shares:............... 5,800,811    --     98,617
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.......... 5,800,811    --     98,617
  q) Futures and Options:.......................... 5,800,811    --     98,617

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    6,092,578  1,521    19,589

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    6,094,099    --     19,589

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                    6,094,099    --     19,589

Supplement dated October 27, 2000, to the Annual Report of the Financials for the McKee Small Cap Equity Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                     For:    Against:  Abstain:
                                                  ---------- --------- --------
1.To elect the Trustees/Directors.
  11) John T. Bennett, Jr........................ 19,010,168       --  451,579
  12) Nancy J. Dunn.............................. 19,032,354       --  429,393
  13) William A. Humenuk......................... 19,032,469       --  429,278
  14) Philip D. English.......................... 19,032,469       --  429,278
  15) James F. Orr, III.......................... 19,030,371       --  431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                   2,207,999 1,347,451     --

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:.............  3,555,449       --      --
  b) Borrowing:..................................  3,555,449       --      --
  c) Issuing of Senior Securities:...............  3,555,449       --      --
  d) Underwriting:...............................  3,555,449       --      --
  e) Industry Concentration:.....................  3,555,449       --      --
  f) Investment in Real Estate:..................  3,555,449       --      --
  g) Commodities:................................  3,555,449       --      --
  h) Lending:....................................  3,555,449       --      --
  i) Illiquid Securities:........................  3,555,449       --      --
  j) Control or Management:......................  3,555,449       --      --
  k) Unseasoned Issuers:.........................  3,555,449       --      --
  l) Borrowing exceeding 5%:.....................  3,555,449       --      --
  m) Pledging:...................................  3,555,449       --      --
  n) Margin Purchases and Short Sales:...........  3,555,449       --      --
  o) Directors' Ownership of Shares:.............  3,555,449       --      --
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:........  3,555,449       --      --
  q) Futures and Options:........................  3,555,449       --      --

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                   3,648,780       --      --

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                     3,648,780   --         --

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                     3,648,780   --         --

Supplement dated October 27, 2000, to the Annual Report of the Financials for the McKee U.S. Government Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the
    Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  16) John T. Bennett, Jr.......................... 19,010,168   --     451,579
  17) Nancy J. Dunn................................ 19,032,354   --     429,393
  18) William A. Humenuk........................... 19,032,469   --     429,278
  19) Philip D. English............................ 19,032,469   --     429,278
  20) James F. Orr, III............................ 19,030,371   --     431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                       805,119   --         --

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............    805,119   --         --
  b) Borrowing:....................................    805,119   --         --
  c) Issuing of Senior Securities:.................    805,119   --         --
  d) Underwriting:.................................    805,119   --         --
  e) Industry Concentration:.......................    805,119   --         --
  f) Investment in Real Estate:....................    805,119   --         --
  g) Commodities:..................................    805,119   --         --
  h) Lending:......................................    805,119   --         --
  i) Illiquid Securities:..........................    805,119   --         --

                                                       For:   Against: Abstain:
                                                      ------- -------- --------
  j) Control or Management:.......................... 805,119   --       --
  k) Unseasoned Issuers:............................. 805,119   --       --
  l) Borrowing exceeding 5%:......................... 805,119   --       --
  m) Pledging:....................................... 805,119   --       --
  n) Margin Purchases and Short Sales:............... 805,119   --       --
  o) Directors' Ownership of Shares:................. 805,119   --       --
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:............ 805,119   --       --
  q) Futures and Options:............................ 805,119   --       --

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                      805,119   --       --

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                      805,119   --       --

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                      805,119   --       --

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